                                 AMENDMENT NO. 4
                                       to
                           LOAN AND SECURITY AGREEMENT
                            dated as of July 12, 1996


                  THIS AMENDMENT NO. 4 dated as of July 24, 1997 is made by LADD FURNITURE, INC., a North Carolina corporation, AMERICAN FURNITURE COMPANY, INCORPORATED, a Virginia corporation, BARCLAY FURNITURE CO., a Mississippi corporation, CLAYTON-MARCUS COMPANY, INC., a North Carolina corporation, LADD CONTRACT SALES CORPORATION, a North Carolina corporation, LADD INTERNATIONAL SALES CORP., a Barbados corporation, LADD TRANSPORTATION, INC., a North Carolina corporation, PENNSYLVANIA HOUSE, INC., a North Carolina corporation, PILLIOD FURNITURE, INC., a North Carolina corporation (the "Borrowers"), NATIONSBANK, N.A. (successor to NationsBank, N.A.(South), a national banking association ("NationsBank")), FLEET CAPITAL CORPORATION, a Rhode Island corporation ("Fleet" and together with NationsBank, the "Co-Agents"), the financial institutions parties to the Loan Agreement (as hereinafter defined) from time to time (the "Lenders"), and NATIONSBANK as administrative agent for the Lenders (the "Administrative Agent").

                             Preliminary Statements

                  The Borrowers, the Lenders, the Co-Agents and the Administrative Agent are parties to a Loan and Security Agreement dated as of July 12, 1996, as amended by Amendment No. 1 dated as of August 15, 1996, Amendment No. 2 dated as of October 10, 1996 and Amendment No. 3 dated as of December 23, 1996 (said Agreement, as so amended, the "Loan Agreement"; terms defined therein and not otherwise defined herein being used herein as therein defined).

                  LADD proposes to enter into a factoring agreement with NationsBanc Commercial Corporation and the Borrowers have requested certain modifications to the Loan Agreement in connection therewith. The Lenders, the Co-Agents and the Administrative Agent have agreed to such requests, upon and subject to all of the terms, conditions and provisions of this Amendment.

                  Accordingly, in consideration of the Loan Agreement, the Loans made by the Lenders and outstanding thereunder, the mutual promises hereinafter set forth and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                  Section 1. Amendments to Loan Agreement. The Loan Agreement is hereby amended, subject to the provisions of Section 2 hereof, by


                  (a)      amending Section 1.1 Definitions thereof by

                  (i) amending the definition "Borrowing Base" by redesignating subsection (b)(ii) thereof as subsection (b)(iii); redesignating subsection (b)(iii) thereof as subsection (b)(iv), and inserting a new subsection (b)(ii) to read as follows:

                           (ii) THE LESSER OF (x) $2,000,000 and (y) 85% (or
                  such lesser percentage as the Administrative Agent may in its reasonable credit judgment determine from time to time) of the Factoring Credit Balance due and owing by the Factor at such time, PLUS

                  (ii) amending clause (e) of the definition "Eligible Receivable" by inserting before the semicolon at the end thereof the following: "PROVIDED FURTHER, HOWEVER, that no such Receivable shall have been "charged back" by the Factor after acceptance under the Factoring Agreement at its credit risk";

                  (iii) amending the definition "Permitted Liens" by redesignating subsection (g) thereof as subsection (h) and inserting between the last comma therein and the word "and" a new subsection (g) to read as follows:

                           (g) Liens in favor of the Factor, arising under the
Factoring Agreement,

                  (b) further amending Section 1.1 Definitions by adding thereto in appropriate alphabetical order the following new definitions:

                  "Assignment of Factoring Proceeds" means the Assignment of Factoring Proceeds (No Advances or Ledger Debt) dated as of July ___, 1997, between LADD, the Factor and the Administrative Agent.

                  "Factor" means NationsBanc Commercial Corporation.

                  "Factoring Agreement" means the Factoring Agreement (Export Receivables) dated as of July ___, 1997, between the Factor and LADD.

                  "Factoring Credit Balance" means the net amount payable by the Factor to LADD at any time for accounts receivable factored (at the Factor's credit risk) under the Factoring Agreement, after accounting for customer disputes and other deductions.

                           (c) amending Article 12 Negative Covenants by adding
                                                   ------------------
thereto a new Section 12.16 to read as follows:

                  SECTION 12.16 Factored Receivables. Submit for factoring under the Factoring Agreement any Receivable unless the Account Debtor thereon is located outside of the United States and Puerto Rico, accept any loan or advance from the Factor, or provide any security or collateral (other than as expressly provided for in the Factoring Agreement) to the Factor.

                  (d) amending Section 15.1 Appointment of Agent by replacing the reference to clause "(b)(iii)(C)" therein with "(b)(iv)(C),"

                  (e) amending Section 16.11 Amendments thereof by redesignating subsection (b)(v) thereof as subsection (b)(vi), and inserting between the last comma therein and the word "and" a new subsection (b)(v) to read as follows:

                  (v) amend, assign or agree thereunder to any amendment of Factoring

         Agreement that is adverse to the interests of the Administrative Agent and the Lenders in the Factoring Credit Balance,

                  (f) further amending the Loan Agreement by substituting for Exhibit C thereto a new Exhibit C -- Form of Borrowing Base Certificate in the form attached hereto as ANNEX A.

                  Section 2. Effectiveness of Amendment. This Amendment shall become effective on the date (the "Amendment Effective Date") on which the Administrative Agent shall have received each of the following documents (in sufficient copies for each Lender):

                  (a) this Amendment duly executed and delivered by each Borrower and each Lender;

                  (b) the Assignment of Factoring Proceeds duly executed and delivered by LADD, the Factor and the Administrative Agent on behalf of the Lenders;

                  (c) a certificate of the Secretary of each Borrower having attached thereto the articles or certificate of incorporation and bylaws of such Borrower as in effect on the Amendment Effective Date attached thereto (or containing the certification of such Secretary that no amendment or modification of such articles or certificate or bylaws has become effective since the last date on which such documents were delivered to the Administrative Agent pursuant to the Loan Agreement), and to the further effect that the incumbency certificate and corporate action delivered in connection with the occurrence of the Effective Date remain in effect, unchanged;

                  (d) a certificate of the President or Financial Officer of LADD to the effect that

                  (i) the representations and warranties of the Borrowers contained in the Loan Documents are true and correct in all material respects on and as of the Amendment Effective Date as if made on and as of such date, and

                  (ii) no Default or Event of Default has occurred and is continuing, and such statements shall be true;

                  (e) a certified copy of the Factoring Agreement (as defined in the Loan Agreement as amended by this Amendment); and

                  (f) such other documents, certificates and instruments in connection with the effectiveness of this Amendment as the Administrative Agent or any Lender may reasonably request.

                  Section 3. Effect of Amendment. From and after the effectiveness of this Amendment, all references in the Loan Agreement and in any other Loan Document to "this Agreement," "the Loan Agreement," "hereunder," "hereof" and words of like import referring to the Loan Agreement, shall mean and be references to the Loan Agreement as amended by this Amendment. Except as expressly amended hereby, the Loan Agreement and all terms, conditions and provisions thereof remain in full force and effect and are hereby ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the

Loan Documents.

                  Section 4.        Counterpart Execution; Governing Law.

                  (a) Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

                  (b) Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Georgia.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                   BORROWERS:

                                   LADD FURNITURE, INC.


                                   By:___________________________
                                      William S. Creekmuir
                                      Executive Vice President

                                   AMERICAN FURNITURE COMPANY, INCORPORATED


                                   By:___________________________
                                      William S. Creekmuir
                                      Vice President

                                   BARCLAY FURNITURE CO.


                                   By:___________________________
                                      William S. Creekmuir
                                      Vice President

                                   CLAYTON-MARCUS COMPANY, INC.


                                   By:___________________________
                                      William S. Creekmuir
                                      Vice President

                                   LADD CONTRACT SALES CORP.


                                   By:___________________________
                                      William S. Creekmuir
                                      Vice President

                                   PENNSYLVANIA HOUSE, INC.


                                   By:___________________________
                                      William S. Creekmuir
                                      Vice President


                                   PILLIOD FURNITURE, INC.


                                   By:___________________________
                                      William S. Creekmuir
                                      Vice President

                                   LADD TRANSPORTATION, INC.


                                   By:___________________________
                                      William S. Creekmuir
                                      President

                                   LADD INTERNATIONAL SALES CORP.


                                   By:___________________________
                                      William S. Creekmuir
                                      Vice President

                                   AGENTS/LENDERS:

                                   NATIONSBANK, N.A., as Administrative Agent, a Co-Agent and as a Lender


                                   By:___________________________
                                      David J. Sapp
                                      Vice President

                                   FLEET CAPITAL CORPORATION, as a Co-Agent and as a Lender


                                   By: _________________________
                                       Name:
                                       Title:

                                    BANKAMERICA BUSINESS CREDIT, INC.,
                                    as a Lender


                                    By:___________________________
                                       Name:
                                       Title:

                                   THE CIT GROUP/BUSINESS CREDIT,
                                   INC., as a Lender


                                   By:___________________________
                                      Name:
                                      Title:

                                   SANWA BUSINESS CREDIT CORPORATION,
                                   as a Lender


                                   By:___________________________
                                      Name:
                                     Title:

                                   BANKBOSTON, N.A., as a Lender


                                   By:___________________________
                                      Name:
                                     Title:

                                  CREDITANSTALT CORPORATE FINANCE, INC.,
                                  as a Lender


                                   By:___________________________
                                      Name:
                                     Title:

                                   BRANCH BANKING AND TRUST COMPANY, as a Lender


                                   By:___________________________
                                      Name:
                                     Title:


                                      -8-